Exhibit 10.13

NEW HOLLAND NORTH AMERICA, INC.

DEALER AGREEMENT

THIS AGREEMENT between New Holland North America, Inc., a Delaware corporation, having a place of business at 500 Diller Avenue, New Holland, Pennsylvania 17557 (“Company”), and

MEYER EQUIPMENT INC.

a Corporation incorporated in the state of NORTH DAKOTA

doing business as MEYER EQUIPMENT INC and with its principal place of business at:

6930 HWY 32 SO, LISBON, ND 58054 (“Dealer”)

will be effective January 1, 2000.

BY THIS AGREEMENT, Dealer is authorized at the DEALER LOCATION and BRANCH LOCATION(S) listed in Schedule C to sell, rent and lease at retail and to service selected new PRODUCTS manufactured or distributed by the Company.

Both parties recognize that the rights of Dealer and the Company under this Agreement are defined by the terms of this Agreement and applicable law.

IN CONSIDERATION of the representations and promises contained in this Agreement, the Company and Dealer agree as follows:

1.             DEFINITIONS

The following definitions shall apply throughout this Agreement:

a.                                       BRANCH LOCATION(S) shall mean the secondary place or places of business of Dealer designated in Schedule C for the sales, renting, leasing and/or servicing of PRODUCTS under this Agreement separate from the Dealer’s principal place of business.

b.                                      DEALER LOCATION shall mean the place or places of business of the Dealer designated in Schedule C for sale, rent, lease and service of PRODUCTS, including any BRANCH LOCATION(S).

c.                                       DEALER PRICE shall mean the price to the Dealer for PRODUCTS established by the Company from time to time excluding any holdback, deposit or charge by the Company for taxes, handling, delivery, transportation or special items or services.

d.                                      DOMESTIC shall mean within the 50 states of the United States of America.

e.                                       EQUIPMENT shall mean those models of new equipment and any related attachments that are designated by PRODUCT LINE and listed in Schedule B. The Company reserves the absolute and sole right to determine what EQUIPMENT it will offer Dealer for retail sale.

f.                                         GENUINE PARTS shall mean new Company-sourced assemblies, subassemblies, components and accessories (and any part thereof) for only that EQUIPMENT which Dealer is authorized to sell on Schedule B, unless otherwise authorized by the Company.

g.                                      MANUAL shall mean the Service/Warranty Chapter of the Dealer Policy Manual (or the equivalent document or documents) and amendments thereto, as may be made from time to time by the Company and provided to Dealer, setting forth the policies and procedures of various warranty and protection plans, which document is made part of this Agreement.

h.                                      MARKET SHARE shall mean the percentage of Company PRODUCTS RETAILED by Dealer within the PMR designated in Schedule C as a portion of the total industry volume (as reported by the Equipment Manufacturers Institute or other organization identified by the Company) of all comparable products, including PRODUCTS and competitive non-Company products, RETAILED in Dealer’s designated PMR.  MARKET SHARE shall be computed by dividing the Dealer’s sales of a given PRODUCT or PRODUCT LINE within the Dealer’s designated PMR by the total industry volume of that PRODUCT or PRODUCT LINE sold within the designated PMR.

i.                                          NON-EXCLUSIVE shall mean that Dealer may market and sell PRODUCT in markets other than the PMR designated in Schedule C, that other dealers may sell Company PRODUCTS to customers within the Dealer’s designated PMR, and that Dealer has no actual or implied right, contractual or otherwise, to be the only Company dealer located in the designated PMR or any geographic area, or to maintain the only Company dealer selling locations in the designated PMR or any other market area.  The Company has no actual or implied obligation, contractual or otherwise, to forgo placing a new Company dealer or dealer selling location in Dealer’s designated PMR or any given geographic area, and may in fact appoint such new Company dealers or locations at any time.

j.                                          PRIMARY MARKET OF RESPONSIBILITY (“PMR”) shall mean the total industry volume (as reported by the Equipment Manufacturers Institute or other organization identified by the Company) of all products, including competitive products, RETAILED within the geographic area designated in Schedule C for which Dealer has sales and service responsibility for PRODUCTS.  Dealer’s designated PMR may vary by PRODUCT or PRODUCT LINE.  The PMR is NON-EXCLUSIVE and is used solely to measure the Dealer’s sales performance.

k.                                       PRINCIPAL DEALER LOCATION shall mean the DEALER LOCATION listed first on Schedule C.

l.                                          PRODUCT(S) shall mean EQUIPMENT and GENUINE PARTS.

m.                                    PRODUCT AND PRICING BULLETIN shall mean the latest bulletin (or equivalent document or documents) and amendments thereto as may be made from time to time by the Company and provided to Dealer setting forth the terms of sale and ordering procedure applicable to sales of PRODUCTS to Dealers, which document is made part of this Agreement.

n.                                      PRODUCT LINES shall mean the categories of EQUIPMENT that Dealer is authorized in writing, per Schedule B, by the Company to sell, rent, lease and service.

o.                                      REGIONAL SALES AREA shall mean the designated multi-state area managed by a Company Regional Sales Manager.

p.                                      RETAIL shall mean a sale, rental or lease to an end user and does not include any sale to jobbers, jockeys, unauthorized dealers or other wholesalers.

2.             APPOINTMENT.

The Company appoints Dealer as a NON-EXCLUSIVE Dealer solely for the RETAIL sale and service of PRODUCTS to DOMESTIC customers at the DEALER LOCATION and BRANCH LOCATION(S) listed in Schedule C, and Dealer accepts this appointment.  Under this appointment, Dealer is only authorized to sell PRODUCTS to RETAIL customers in the DOMESTIC market.  Any sales of PRODUCT for export or from a location not authorized in Schedule C require the prior written consent of the Company.

3.             DEALER OWNERS AND MANAGERS.

a.                                       Dealer represents that it conducts business under the legal form or entity shown on Schedule A (i).

b.                                      Dealer represents that it is owned by the persons listed on Schedule A (ii), which schedule the Dealer further represents to contain the complete list of all persons holding an ownership interest in Dealer.

c.                                       Dealer represents that it is managed by the person(s) listed in Schedule A (iii), which schedule Dealer further represents to contain the complete list of all those who have full authority and responsibility for the management of Dealer in the performance of this Agreement.

d.                                      Dealer shall give the Company 60 days written notice of any proposed change in the legal form of Dealer and any proposed change in Dealer ownership or operating management, and immediate notice of the death or incapacity of any person listed in Schedule A.  No change in Dealer ownership or operating management shall be effective against the Company until embodied in an appropriate amendment to Schedule A or an assignment of this Agreement, duly executed by the Company and Dealer and properly delivered.

4.             SALES RESPONSIBILITY

a.                                       Dealer agrees to promote vigorously and aggressively the sale at RETAIL of PRODUCTS in order to assure maximum sales of PRODUCTS and further agrees to obtain a reasonable share of the market in Dealer’s designated PMR and a reasonable total sales revenue for all PRODUCTS which dealer is authorized to sell.  It is agreed that a reasonable MARKET SHARE within the designated PMR shall be 90% of the average MARKET SHARE that New Holland PRODUCTS or EQUIPMENT achieve within Dealer’s state or REGIONAL SALES AREA.  The Company, at its sole discretion, will determine whether Dealer’s state or REGIONAL SALES AREA will be used to measure Dealer’s performance.

b.                                      Dealer also agrees to develop, maintain and direct a sufficient number of trained, qualified sales personnel and shall conduct aggressive advertising and sales promotion activities.

c.                                       Dealer understands and agrees that its performance of its PRODUCT sales (and, where appropriate, leasing and rental) responsibility hereunder shall be measured by the Company through the use, exclusively, of such reasonable criteria as the Company may adopt, and without limitation, taking into consideration the Dealer’s MARKET SHARES within its PMR, total revenue, total sales, leases and rentals of PRODUCTS and its sales, leases and rentals of EQUIPMENT categorized by PRODUCT LINE, to customers in the PMR.  The Dealer’s prior sales performance with the Company may be considered in evaluating Dealer’s performance under this Agreement.  The Company may from time to time conduct surveys (by use of questionnaires or otherwise) of owners, lessees and renters of EQUIPMENT purchased, leased or rented from Dealer to determine the satisfaction of those owners, lessees and renters with the sales, leasing and rental efforts of Dealer.  The results of these surveys may be taken into consideration in assessing Dealer’s performance under this Agreement.

d.                                      In addition to the remedies for breach hereof as set forth in Paragraph 23(c), if Dealer fails to carry out its PRODUCT sales responsibility hereunder in the sale of a PRODUCT LINE or specific EQUIPMENT in a PRODUCT LINE, the Company may, at its sole discretion, and after thirty (30) days prior written notice, remove that PRODUCT LINE or EQUIPMENT from Schedule B.  In such event, Dealer will no longer be authorized to sell that PRODUCT LINE or EQUIPMENT.

e.                                       Dealer shall not offer for sale or sell as a GENUINE PART, any assembly, subassembly, component, accessory (or any part thereof) that is not a GENUINE PART.

f.                                         The Company reserves the right to sell, rent or lease PRODUCT directly to end users within Dealer’s designated PMR or elsewhere without incurring any liability to Dealer.  The term “end users” shall include, but not be limited to, governmental agendas, institutions or entities, educational or charitable institutions, rental companies and accounts classified by the Company as national accounts.  The Company shall have no liability to Dealer for any sales made pursuant to this Paragraph.

5.             SERVICE RESPONSIBILITY

a.                                       General.  In accordance with standards and procedures established from time to time by the Company, Dealer agrees to develop, maintain and direct a sufficient number of trained and competent service mechanics and technicians and to render at the DEALER LOCATION and in the field and at any BRANCH established for the purpose of service, prompt, professional and courteous service to owners and users of PRODUCTS.

b.                                      Predelivery.  In accordance with instructions issued from time to time by the Company, Dealer agrees to perform inspection, conditioning and repair of EQUIPMENT before delivery to a retail purchaser, lessee or renter.

c.                                       Warranty and Policy.  Dealer must perform warranty and policy service on PRODUCTS sold by Dealer in accordance with the MANUAL.  At the customer’s request, Dealer shall perform warranty and policy service on PRODUCTS not originally sold by Dealer.

d.                                      Campaigns.  Dealer agrees to perform campaign and field improvement program (FIP) inspections and make corrections for owners and users of PRODUCTS in accordance with instructions issued by the Company and the provisions of the MANUAL.

e.                                       Parts; Priority.  Except as otherwise instructed by the Company, Dealer agrees to use only GENUINE PARTS in performing warranty, policy and campaign/FIP work.  Dealer shall give priority to warranty, policy and campaign work over other service work if the customer’s use of the EQUIPMENT submitted for warranty, policy or campaign/FIP work is impaired.

f.                                         Service Tools.  Dealer agrees to keep in inventory all special tools required by the Company to service the PRODUCTS listed in Schedule B.

6.             STOCKS

Dealer agrees to order, stock, maintain and prominently display in new salable condition at each DEALER LOCATION representative models of each type of EQUIPMENT which Dealer is authorized to sell hereunder, as set forth on Schedule B.  It shall be the Company’s sole right to determine minimum EQUIPMENT stocking requirements.

7.             ORDERS

a.                                       Dealer shall submit orders for PRODUCTS to the Company at times designated by the Company and using methods and forms required by (or approved by) the Company (or in accordance with the PRODUCT AND PRICING BULLETIN or other procedures established by the Company).

b.                                      The Company shall make reasonable efforts to honor each order for PRODUCTS from Dealer accepted by the Company, but shall not be liable for failure to deliver or delay in delivery of PRODUCTS.

c.                                       Orders for PRODUCTS are deemed to be accepted by the Company when the order is expressly confirmed by the Company or the ordered PRODUCTS are delivered to Dealer or the carrier.  The Company may install any equipment or accessories required by law on any EQUIPMENT ordered by a Dealer whether or not these mandatory items were included in Dealer’s order.

8.             PRICES AND CHARGES

Unless otherwise determined by the Company in the PRODUCT AND PRICING BULLETIN or by other written notice to Dealer, the following provisions shall apply:

a.                                       Dealer shall pay the Company the DEALER PRICE for each PRODUCT purchased from the Company by Dealer, plus any holdback and charges by the Company for reimbursement of taxes, duties, transportation, handling, distribution, delivery or special items or services.  The Company may change the DEALER PRICE, holdback, reimbursement and other charges at any time prior to acceptance of the order without prior notice to Dealer.  Except as otherwise specified in writing by the Company, the DEALER PRICE and charges shall be those in effect, and delivery to Dealer shall be deemed made and the order filled, on the date of delivery by the Company to the carrier or to Dealer, whichever occurs first.

b.                                      If the Company increases the DEALER PRICE for any PRODUCT, Dealer may cancel, by written notice to the Company within 10 days after receipt of notice of the increase, any orders for that PRODUCT placed by Dealer prior to receiving notice of the increase and not already accepted by the Company at the time the Company receives Dealer’s notice of cancellation.

9.             TERMS OF PAYMENT AND DELIVERY

Unless otherwise determined by the Company by written notice to Dealer, the following provisions shall apply:

a.                                       Payment.  Payment for each PRODUCT shall be made in current funds unless the invoice or the Company’s then current and applicable payment plan provides otherwise, in which event the terms of the invoice or the plan shall govern.  Dealer shall pay the Company for all PRODUCTS immediately upon delivery of PRODUCTS to Dealer.  Receipt of any check, draft or other commercial paper shall not constitute payment until the Company has received cash in the full amount thereof.  Failure to make payment in accordance with this Paragraph may, at the discretion of the Company, result in the Company revoking the sale and repossessing the PRODUCT without notice or formality or result in a charge back or disallowance of discounts and/or settlement allowances.  These remedies are in addition to those available to the Company under Paragraphs 23(c) and (d).

b.                                      Delivery.  The Company reserves the right to determine the method and routing for delivery of PRODUCTS sold to Dealer.  Where specific shipping instructions are not stated in the order, the Company will endeavor to ship over the best and most economical route.  The Company shall not be responsible for guaranteeing shipping rates or for delays in shipments.  In cases where the order submitted by Dealer specifies a date for Dealer pick-up at a the Company depot or other location and PRODUCTS are not called for within 10 days of that date, the Company may ship the PRODUCTS ordered to Dealer, and the cost of shipping and handling shall be borne by Dealer.

c.                                       Equipment Relocation.  The Company from time to time may request Dealer to relocate EQUIPMENT.  If the Company makes such a relocation request and

Dealer refuses to release the unit, the Company may at its discretion demand payment for the unit in full on the first day of the month following the request.

d.                                      Security.  As security for the purchase price of any PRODUCTS sold to Dealer, the Company shall have a purchase money security interest in such PRODUCTS as more fully set forth in the Dealer Security Agreement.  The Company reserves the right to declare all balances of the account due and payable immediately if for any reason it deems such necessary for protection of its interests.  No cash discount will be allowed Dealer so long as any of the indebtedness, whether secured by collateral or otherwise, is past due, and in that case, at the option of the Company, further shipments of PRODUCTS may be stopped altogether or made only on a cash or COD basis.  Dealer shall be charged and must pay interest on all accounts past due at the highest lawful contract rate.  All payments made on the indebtedness shall be payable at the Company’s office or other designated depositories.  Dealer shall reimburse the Company for any exchange or collection charges, including reasonable legal fees, in connection with any of Dealer’s remittances.

e.                                       Wholesale Credit Line.  Dealer shall comply fully with the terms of any wholesale line of credit applying to sales made to Dealer and Dealer shall make no sale or other disposition of floor planned EQUIPMENT other than by normal course of business sale or lease to a bona fide retail customer, or by wholesale transfer to another authorized Company Dealer.

f.                                         Title.  Title to each PRODUCT purchased by Dealer shall pass to Dealer or to the finance institution designated by Dealer upon delivery of the PRODUCT to a carrier or Dealer.

g.                                      Risk of Loss and Claims.  All risk of loss and damage to any PRODUCT purchased by Dealer from the Company that is not borne by the carrier while the PRODUCT is in the possession of the carrier shall be the responsibility of the Company, provided upon delivery Dealer promptly and properly inspects and records any loss of or damage to the PRODUCT.  In accordance with the MANUAL, Dealer shall cooperate with the Company in processing all claims for loss of or damage to PRODUCTS.  Dealer shall bear all risk of loss or deterioration of, or damage to, PRODUCTS from the time delivery is tendered to Dealer.  Dealer shall promptly notify the Company if any new and unused EQUIPMENT is substantially damaged while in Dealer’s possession.  To preserve the quality and value of new EQUIPMENT offered to the public, the Company shall have the option to repair or replace any such EQUIPMENT.  Dealer shall assign to the Company Dealer’s rights under any insurance contract related to such EQUIPMENT repaired or replaced by the Company; however, the total cost to repair or replace such EQUIPMENT shall be the sole responsibility of Dealer.

h.                                      Demurrage and Diversion Liability.  Dealer shall pay all demurrage, storage and other charges accruing after arrival of any shipment of PRODUCTS at the designated destination.  If Dealer fails or refuses for any reason to accept delivery of any PRODUCT ordered by Dealer, Dealer shall pay the Company the amount of all expenses incurred by the Company in shipping PRODUCTS to Dealer and in returning PRODUCTS to the original shipping point or diverting them to another destination; but Dealer shall not pay more for diversion than the expense of returning the PRODUCT to its original shipping point.

i.                                          Taxes.  Dealer represents and warrants that all PRODUCTS purchased from the Company are purchased for resale to retail customers in the ordinary course of Dealer’s business.  Dealer further represents and warrants compliance with all requirements for collection and payment of applicable sales, use and like taxes, and has provided or will provide evidence thereof to the Company.  These representations and warranties shall be deemed a part of each order given by Dealer to the Company.  Dealer agrees that, as to any PRODUCT put to a taxable use by Dealer or purchased by Dealer other than for resale, Dealer shall make timely and proper return and payment of all applicable sales, use and other taxes, and shall indemnify, defend and hold the Company harmless from all claims and demand for those taxes.

j.                                          Application of Money and Credits.  Any money or credits due and payable or becoming due and payable from the Company to Dealer as a result of the business dealings between the parties may, at the Company’s option, be applied in any order the Company may determine for the satisfaction, in full or in part, of any debts, liabilities or obligation due and payable or becoming due and payable or owing from Dealer to the Company, including, but not limited to past due interest due from Dealer to any financing organization for which the Company may be responsible to pay in the future.

10.          ADVERTISING, PROMOTION AND TRADE PRACTICES

a.                                       Dealer shall conduct business in a manner that will reflect favorably at all times on Dealer, the Company, PRODUCTS and other Dealers in PRODUCTS.  Dealer shall refrain from business practices, advertisements and promotions that are unethical, deceptive, misleading, confusing or would likely contravene any voluntary or involuntary advertising standard or any law.  Dealer shall not make directly or indirectly any false or misleading statement or representation concerning any PRODUCT or other item held for sale, lease or rental, its source, condition or capabilities, the prices or charges therefor or the charges made by the Company for distribution, delivery, taxes or other items.

b.                                      Dealer shall comply with all laws, rules and regulations applicable to the ordering, sale and service of PRODUCTS and any used PRODUCTS including without limitation those concerning safety, emissions control and customer service.  With further regard to used PRODUCTS which come into its possession, Dealer agrees to inspect such PRODUCTS and bring them up to reasonably safe condition whether by repair or by adding or repairing safety mechanisms and shields as originally supplied.

c.                                       Dealer may not modify new EQUIPMENT without the written consent of the Company.  If the Company permits Dealer to modify new EQUIPMENT or install on new EQUIPMENT any equipment, accessory or part that has not been supplied by the Company, or sell any EQUIPMENT that has been modified, or sell any non-New Holland service contract in conjunction with the sale of EQUIPMENT, the Dealer will disclose this fact to the purchaser in writing and will advise the purchaser in writing that the modification, equipment, accessory or part is not included in warranties provided by the Company or, in the case of a service contract, the coverage is not provided by the Company.  With respect to used EQUIPMENT, Dealer shall not represent the source of any modification, accessory, part or service contract to be New Holland if the source is not the Company.

11.          LITERATURE AND INSTRUCTION

a.                                       In accordance with Company instructions as issued from time to time, Dealer agrees to complete, execute and deliver to each retail purchaser of a PRODUCT the appropriate current publications and forms for owners covering operation, maintenance, warranty and other matters as determined by the Company.  Dealer promptly shall comply with its obligations under these publications.

b.                                      At the time of delivery, Dealer agrees to instruct each purchaser, lessee or renter of a PRODUCT from Dealer in the safe use and operation of that PRODUCT.

12.          CUSTOMER HANDLING

Dealer shall promptly investigate and take appropriate corrective action to satisfy the customer with respect to all matters brought to its attention relating to the sale and service of PRODUCTS, shall make regular contact with owners and users of PRODUCTS and shall report promptly to the Company the details of each inquiry or complaint concerning a PRODUCT Dealer cannot correct to the customer’s satisfaction.  Dealer shall also promptly notify the Company of any reports of accidents or injuries involving PRODUCTS.

13.          FACILITIES AND EQUIPMENT

a.                                       Dealer shall establish and maintain at a location approved by the Company a place of business that, in the Company’s opinion:

(i)                                     is of satisfactory size, layout, appearance and condition;

(ii)                                  contains adequate space for exclusive display, sale and service of PRODUCTS, sale of used equipment, customer parking, customer waiting, office functions and storage; and

(iii)                               is equipped to the Company’s sole satisfaction with the tools, equipment and machinery that will enable Dealer to meet its obligations under this Agreement.

b.                                      With the Company’s prior consent as set forth herein, Dealer may establish and maintain BRANCH LOCATIONS for the sale and/or service of PRODUCTS at locations approved by the Company.  All requirements set forth in this Agreement, including but not limited to those set forth in Paragraph 13(a), shall apply to all BRANCH LOCATIONS.

c.                                       Without the prior written consent of the Company, Dealer shall not move or substantially modify its place or places of business or establish, directly or indirectly, any other place of business, including BRANCH LOCATIONS, for the sale or service of PRODUCTS.

d.                                      Dealer shall keep its place or places of business open during all hours and days customary in the trade.

e.                                       The Dealer shall set up and use at each DEALER LOCATION a Company approved computerized system for communications with the Company and shall subscribe to the Company Parts Automated Library System (PAL).

14.          WARRANTY

a.                                       The warranties covering EQUIPMENT are set forth in the MANUAL.  Dealer shall review the written warranty set forth in the MANUAL with the customer and obtain the customer’s signature on the Warranty and Limitation of Liability Agreement.  Dealer shall then submit the signed Warranty and Limitation of Liability Agreement to the Company as set forth in the MANUAL.  Dealer shall also provide customer information for each PRODUCT retailed by Dealer as requested by the Company for the purposes of, but not limited to, the Warranty Record.  The Company and Dealer promptly shall fulfill their responsibilities under this warranty.

b.                                      Dealer shall expressly incorporate the appropriate GENUINE PARTS warranty as part of each sale of a GENUINE PART, in accordance with instructions set forth in the MANUAL.

c.                                       EXCEPT FOR THE WARRANTY EXTENDED UNDER THIS PARAGRAPH 14, AND TO THE EXTENT ALLOWED BY LAW, THERE SHALL BE NO OTHER WARRANTY OR CONDITION, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER OBLIGATION OF THE COMPANY TO DEALER OR THE CUSTOMER WITH RESPECT TO PRODUCTS.  NOTWITHSTANDING THE FOREGOING, ANY PROVISIONS IN THIS AGREEMENT BETWEEN DEALER AND THE COMPANY REGARDING PRODUCTS SHALL REMAIN EFFECTIVE.

d.                                      The Company shall not be liable nor shall it defend, indemnify or in any way be obligated to assist Dealer in defense of any notice, claim, or lawsuit alleging the existence of a warranty beyond the terms identified in the Warranty and Limitation of Liability Agreement referred to in this Paragraph 14.

e.                                       The performance and administration of the warranties extended under this Paragraph 14 and the payment of claims under these warranties shall be as set forth in the MANUAL.

15.          CREDIT LINE AND CAPITALIZATION

Dealer shall at all times employ in connection with its business under this Agreement a wholesale line of credit acceptable to the Company and the total investment, net working capital, and retail financing plans, in the amounts deemed necessary by the Company for Dealer to comply with its obligations hereunder.

16.          SIGNS

Dealer shall acquire, erect and maintain a Company-approved primary identification sign to identify each DEALER LOCATION listed in Schedule C as a Dealer in PRODUCTS.  These signs shall be subject to the Company’s approval with respect to the display of any trademark or trade name to which the Company or any affiliated company is entitled.

17.          DEALER STANDARDS

Dealer understands and agrees that the Company will evaluate the Dealer according to and under the terms of the Company’s Dealer Standards Program and may reward those dealers that comply with these Standards and achieve high scores as defined by the Company.

18.          REPORTS, AUDITS AND RECORDS

a.                                       At the Company’s request Dealer shall provide to the Company a copy of its annual and/or current monthly financial statement prepared by or for Dealer in accordance with generally accepted accounting principles.  Dealer shall also promptly submit sales reports and other business, sales and service reports and documents to the Company upon request.  All statements and reports shall contain information on any BRANCH LOCATIONS.  At any time, the Company may request from Dealer additional or supplemental financial or other business data to assist in assessing its continuing credit risk or Dealer’s compliance with the provisions of this Agreement.  The Company also reserves the right to obtain from time to time personal financial statements from the owner(s), partner(s), principal stockholder(s) or guarantor(s) of Dealer.  Dealer will comply with all requests for such additional information immediately.  Failure to provide any of the reports, records or information which are the subject of this Paragraph may result in withdrawal of existing credit extensions or refusal to grant additional credit or such other actions as the Company may deem appropriate, including termination of this Agreement as provided herein.

b.                                      Dealer shall permit persons designated by the Company, at reasonable times during normal business hours, to examine its place or places of business, stocks of PRODUCTS and other EQUIPMENT at the PRINCIPAL DEALER LOCATION and any BRANCH LOCATIONS, to test EQUIPMENT, to check and instruct Dealer and its employees in the proper handling of warranty and other repairs and claims based thereon and to examine, copy and audit all Dealer’s original records and documents relating to Dealer’s PRODUCTS business.  Dealer shall maintain for at least two years all original records and documents relating to all claims made upon or paid by the Company including, but not limited to, warranty, policy and incentive claims.  The submission of improper claims will result in a charge back against Dealer account with the Company for all improper or unsubstantiated claims.  If Dealer refuses to permit an audit, fails to maintain the required records, or if it is determined that improper claims were intentionally made, the charge back will include all payments for the prior two years, including any dealer settlement allowances or retail sales incentives.  This remedy is in addition to those available to the Company under Paragraph 23(d).

19.          MARKET REPRESENTATION

a.                                       Without liability to Dealer, the Company may determine the numbers, locations and sizes of Company dealers necessary for adequate PRODUCTS sales and service representation within any geographic area, or within the PMR designated in Schedule C, and may alter Dealer’s designated PMR or appoint additional Company dealers in PRODUCTS within that PMR or elsewhere.  Notwithstanding any other provision of this Agreement, the decision whether to alter Dealer’s designated PMR or to establish a new or additional Company Dealer shall be made by the Company solely upon its own business judgment.  Nothing in this Agreement shall be construed as requiring Dealer’s consent to the establishment of a new or additional Dealer in any area where the Dealer markets or sells PRODUCTS or elsewhere.

b.                                      The Company may make gifts or loans of PRODUCT to others within Dealer’s designated PMR or otherwise without liability to Dealer.  The Company also may offer any PRODUCTS including new, modified and differently designed PRODUCT, bearing any trademarks or trade names to which the Company or any affiliated company is entitled, to selected Company Dealers or others under existing or new agreements without liability to Dealer, and without undertaking any obligation to make such PRODUCTS available to the Dealer.

c.                                       In view of the personal nature of this Agreement, the rights and privileges conferred on Dealer under this Agreement are not transferable, assignable or salable by Dealer, and no property right or interest, direct or indirect, is sold, conveyed or transferred to Dealer under this Agreement.  The Company may select the dealers it shall appoint to distribute and service PRODUCTS and may refuse to appoint as a Dealer any purchaser or prospective purchaser of any of the shares or assets of Dealer upon the termination of this Agreement or otherwise.

Dealer shall give the Company 60 days written notice of Dealer’s intention to transfer or sell the shares or assets of the dealership.

d.                                      Dealer has not paid any fee for this Agreement.

20.          MODEL CHANGE

a.                                       Without giving notice to Dealer and without incurring any liability to Dealer, the Company:

(i)                                     may alter, modify or discontinue the design, construction and availability of any PRODUCT;

(ii)                                  may withdraw from the market any PRODUCT, any derivative of a PRODUCT and any version of any derivative of a PRODUCT; and

(iii)                               may market additional or replacement PRODUCTS.

b.                                      Unless the Company advises Dealer in writing to the contrary, or except as required by law, the Company does not sell its PRODUCTS to Dealer using a model year or year of manufacture designation.  Except as required by law, Dealer shall make no representation upon resale, lease or renting that the EQUIPMENT is of a particular model year.

21.          TRADEMARKS, TRADE NAMES AND TRADE SECRETS

a                                          Use in Title.  Dealer shall not use as, or as part of, its trading or firm title any name that is not acceptable to the Company.  Without the Company’s prior consent, Dealer shall not use “New Holland” or any trade names or trademarks owned or used by New Holland North America, Inc. or New Holland N.V., or any successor entity, as or as part of Dealer’s firm, trade or corporate name and shall not permit any person, firm or corporation controlled by it or affiliated with it to do so.  Such tradenames and trademarks belong to New Holland North America, Inc. or New Holland N.V. and may be used by Dealer only in connection with the advertisement and sales of PRODUCTS sold to Dealer by the Company.  Any such use by Dealer shall immediately cease upon termination of the business relationship between the Company and Dealer.

b.                                      Goodwill and Reputation.  Dealer shall not in any trading title used by the Dealer in connection with its business activities under this Agreement or in connection with any other business activity, use any name or words capable of damaging the goodwill or reputation of the Company or any affiliated company or predecessor.  Dealer shall promptly carry out all reasonable instructions and requests of the Company issued to protect and promote the value, goodwill and reputation of any trademark or trade name to which the Company or any affiliated company or predecessor is entitled.

c.                                       Dealer shall maintain in strict confidence all commercial and technical information disclosed by the Company to Dealer.

22.          DURATION

Unless terminated earlier in accordance with the terms hereof, this Agreement shall continue from the date first set forth above until December 31, 2002.  This Agreement shall be extended for successive one-year terms unless at least ninety (90) days prior to the expiration date of the original term or any extension term either party notifies the other of its intention not to extend.  Upon such notification, this Agreement shall expire on December 31, 2002 or at the end of any such extension period.  Dealer understands that this Agreement is of a limited duration and agrees that it has not relied on any representation regarding the continuation of this Agreement or its benefits beyond the initial term or any subsequent term.

23.          TERMINATION

It is agreed that the following shall illustrate, but in no way limit, the various grounds which shall entitle the Company, at its option, and Dealer where so indicated, to terminate this Agreement prior to its expiration, and which shall entitle the Company to immediate possession of all PRODUCTS for which Dealer is indebted to the Company or a Company-approved financing institution:

a.                                       Replacement Agreement.  In the event the Company offers a new or amended form of agreement to its dealers in PRODUCTS, the Company may terminate this Agreement at any time by giving Dealer at least thirty (30) days prior written notice.

b.                                      At Will.  Dealer may terminate this Agreement at any time, with or without cause, after at least thirty (30) days prior written notice to the Company.

c.                                       Breach.  Except for those events set forth in Paragraph 23(d), the Company shall give the dealer notice and sixty (60) days opportunity to cure, to the Company’s sole satisfaction, any failure of the Dealer to fulfill any of its obligations under this Agreement.  If Dealer fails to cure the breach or breaches to the Company’s sole satisfaction, the Company may terminate this Agreement by giving Dealer thirty (30) days written notice.

d.                                      With Immediate Effect.  The Company may terminate this Agreement with immediate effect by giving notice to Dealer or to Dealer’s legal representative in any of the following events:

(i)                                     Any transfer or attempted transfer, without the prior written approval of the Company, by Dealer of any interest in, or right, privilege, or obligation under this Agreement, or any transfer by operation of law or otherwise of the principal assets of the Dealer that are required for the conduct of its business under this Agreement, or any change, however accomplished, in the direct or indirect ownership or operating management of Dealer as set forth in Schedule A.

(ii)                                  Any misrepresentation in applying for appointment as a dealer in PRODUCTS by Dealer or any person named in Schedule A; the submission of a fraudulent parts return or the return of parts with fraudulent packaging or labeling; the submission by Dealer to the Company of a false or fraudulent application or claim, or any false statement in support thereof, for warranty, policy or campaign adjustments or for wholesale parts or sales incentives or for any other refund, credit, rebate, incentive, allowance, discount, reimbursement or payment under any program, or the acceptance by Dealer of any payment for any work not performed by Dealer in accordance with the provisions of this Agreement or the MANUAL.

(iii)                               Failure of Dealer to maintain one or more of Dealer’s places of business open for business for a period of seven or more consecutive days.

(iv)                              Conviction or guilty plea in a court of original jurisdiction of Dealer or any person named in Schedule A of a felony or of any violation of law that in the Company’s opinion tends to affect adversely the operation or business of Dealer or the good name, goodwill or reputation of PRODUCTS, Dealer, the Company, or other dealers in PRODUCTS.

(v)                                 Failure of Dealer to fulfill any provision of Paragraph 9 or Paragraph 21 or to pay the Company any sum due under any agreement between the Company and Dealer.

(vi)                              Failure of Dealer to obtain or hold any license required for the performance of any of Dealer’s obligations under this Agreement.

(vii)                           Death or physical or mental incapacity or disappearance of Dealer if Dealer is an individual, or of the principal owner of Dealer if Dealer is a legal entity other than an individual.

(viii)                        Insolvency of Dealer; the inability of Dealer to pay debts as they mature, whether to the Company or others; the filing of a petition in bankruptcy or for reorganization, whether voluntary or involuntary; the making of an assignment by Dealer for the benefit of creditors; the appointment of a receiver, custodian or trustee for Dealer or its property; or default by Dealer in the payment of any obligation owing to the Company.

(ix)                                Revocation or discontinuance of any guaranty of Dealer’s present or future obligations to the Company.

(x)                                   Failure of Dealer to provide the reports and/or permit the audits described in Paragraph 18.

(xi)                                Any conduct by any person named in Schedule A or any employee of Dealer unbecoming a reputable businessperson, or disagreement between any persons named therein that in the Company’s opinion tends to adversely affect the operation or business of Dealer or the good name, goodwill or reputation of PRODUCTS, Dealer, the Company, or other dealers in products.

(xii)                             Conduct by any person named in Schedule A or any employee of Dealer that is abusive or threatening to any Company employee.

24.          OBLIGATIONS UPON EXPIRATION OR TERMINATION

a.                                       Upon the expiration or termination of this Agreement, Dealer shall cease to be a dealer in PRODUCTS, all orders from Dealer for PRODUCTS that have not been shipped shall be canceled without liability to either party, and Dealer promptly shall:

(i)                                     pay the Company all sums owed by Dealer to the Company;

(ii)                                  remove all signs owned or controlled by Dealer that bear any trademark or trade name of the Company or any of its affiliates or predecessors;

(iii)                               discontinue the use of any trademark or trade name of the Company or any of its affiliates or predecessors; and

(iv)                              cease to represent in any way that Dealer continues to be a Dealer in PRODUCTS.

b.                                      If Dealer fails to comply with these requirements, the Company may take reasonable steps to achieve compliance or the same result as would be realized by Dealer compliance, and Dealer shall reimburse the Company for all costs and expenses, including reasonable attorney’s fees, incurred by the Company in effecting or enforcing compliance.  All obligations contained in Paragraph 24 shall survive the expiration or termination of this Agreement.  Final settlement of Dealer’s account with the Company shall not be made until all requirements of this Agreement, particularly those obligations set forth in Paragraph 24(a), are complied with by Dealer.

25.          ACQUISITION OF CERTAIN PROPERTY UPON TERMINATION

Unless otherwise provided by law, the following provisions shall control:

a.                                       If this Agreement expires or is terminated, then upon Dealer’s written request, the Company shall repurchase all new, complete, unused, unsold and undamaged PRODUCTS in Dealer’s stock on the date of termination provided the PRODUCT:

(i)                                     is in new, complete, salable condition;

(ii)                                  is listed in the then-current price and data book or parts price list;

(iii)                               is free and clear of all liens; and

(iv)                              was purchased by Dealer from the Company.

In addition, the Company will only repurchase GENUINE PARTS that are returned in correct order multiples, in a complete set (if originally sold in a set of two or more items) and in the original Company packaging with the original authorized Company identification label.  The Company will only repurchase attachments that were not previously installed and which were invoiced separately to Dealer.  The Company will not repurchase any GENUINE PART that has a limited shelf life, has an altered or counterfeited identification label, is in a broken package, is a hazardous material or was direct shipped from a supplier other than the Company.

b.                                      The price for any repurchased EQUIPMENT shall be the price paid by Dealer to the Company, less charges for distribution, delivery, handling, advertising and taxes, and less any amount previously credited or refunded to Dealer on that EQUIPMENT.  The Company is not obligated to reimburse Dealer for unloading, set-up, or preparation of returned PRODUCTS under this Paragraph 25.  The price for any repurchased GENUINE PART shall be the then-current dealer price, less all allowances and discounts paid or allowances and discounts currently offered by the Company, less the amount representing freight currently being prepaid by the Company on stock orders, and less a ten percent (10%) restocking charge.  Dealer must notify the Company in writing within thirty (30) days of the expiration or termination of this Agreement that Dealer desires the Company to reacquire certain PRODUCTS, and return such PRODUCTS to the Company within sixty (60) days.  A single return of GENUINE PARTS will be permitted.

c.                                       Upon expiration or termination of this Agreement, the Company may retake without payment any materials (such as sales promotion, advertising and training materials, Price and Data books, tools and signs) provided without charge to Dealer by the Company or any predecessor.  In no event shall the Company have the obligation to purchase Dealer’s facilities (including land and buildings) or any assets not specifically mentioned in this Paragraph 25.

d.                                      All items to be repurchased by the Company under this Paragraph 25 shall be packed, boxed or crated and shipped by Dealer in accordance with the Company’s instructions, unless otherwise required by law, freight prepaid at Dealer’s expense to the destination specified by the Company.  All items thus repurchased shall be delivered, sold and paid for free of all claims, liens and other encumbrances after compliance with all bulk sales or similar laws for the protection of creditors and shall be transferred by warranty bills of sale satisfactory to the Company.  Dealer will be paid for the items reacquired by the Company, less any amount owed to the Company.

e.                                       The Company shall have the right to withhold from the price of any items repurchased pursuant to this Paragraph 25, a sum sufficient to discharge any liens or encumbrances against such items and to discharge such liens or encumbrances.  Dealer shall, in addition, execute such documents and take any additional action reasonably requested by the Company to transfer ownership thereof, free and clear of such liens and encumbrances.

26.          RELATIONS AFTER EXPIRATION OR TERMINATION

Any business relations between the Company and Dealer after expiration or termination of this Agreement, whether with respect to PRODUCTS or otherwise, shall not constitute a waiver of the expiration or termination of this Agreement or in any manner reinstate the contractual relationship that existed by virtue of this Agreement, and all such relations shall be governed by terms identical to the relevant provisions of this Agreement unless the parties execute a new agreement superseding this Agreement.

27.          NEW AGREEMENT

Unless otherwise specified by the Company in writing, the termination of this Agreement by the Company in connection with the offer by the Company to Dealer (or Dealer’s successor in interest) of a new agreement for one or more PRODUCTS shall not give rise to the rights and obligations provided in Paragraphs 24 and 25 with respect to the PRODUCTS covered by the new agreement.

28.          LIMITATION OF LIABILITY

This Agreement contemplates that Dealer, as an independent business, shall purchase PRODUCTS for resale in conformity with the provisions of this Agreement, and shall obtain on its own the capital investment necessary to operate the business.  Nothing in this Agreement shall impose any liability on the Company in connection with Dealer’s operations under this Agreement or otherwise, or for any expenditure made or incurred by Dealer in preparation for performance or in performance of Dealer’s responsibilities under this Agreement.

The Company and Dealer both understand and agree that this Agreement is of a limited duration, and therefore, except as provided herein, neither party is entitled to any compensation or reimbursement for loss of past or prospective profits, past or prospective sales or any other losses occasioned by expiration, cancellation, non-renewal, termination or breach of this Agreement.  The damages to which either party may be entitled for breach are limited to actual out-of-pocket expenses incurred as a direct result of the breach.  The damages to which either party may be entitled for cancellation, non-renewal, or termination subsequently adjudged to be improper or unlawful are limited to actual out-of-pocket expenses incurred as a direct result of such cancellation, non-renewal, or termination during the period of time between notice and the effective date thereof.

29.          AGENCY OR EMPLOYMENT RELATIONSHIP

This Agreement does not create an agency or employment relationship between the Company and Dealer or any personnel of Dealer.  Neither Dealer nor any personnel of Dealer shall:

(i)                                     be considered an agent or employee of the Company;

(ii)                                  act or attempt to act or represent himself directly or by implication as an agent of the Company; or

(iii)                               assume or create or attempt to assume or create an obligation on behalf of or in the name of the Company.

30.          ASSIGNMENT

Upon notice to Dealer, the Company may assign this Agreement and any rights and obligations under this Agreement to any affiliate of the Company or to any company that succeeds to the interests of New Holland North America, Inc.  Dealer may not assign or otherwise transfer this Agreement, in whole or in part, without the written prior consent of the Company.

31.          AMENDMENT AND SEPARABILITY

The Company may amend Schedules B and C of this Agreement at any time upon written notice to Dealer.  If performance or enforcement of this Agreement is unlawful under a valid law of any jurisdiction where that performance or enforcement is to take place, the performance or enforcement will be modified to the minimum extent necessary to comply with any such law.

32.          AUTHORIZED PERSONNEL

This Agreement shall bind the Company only if it bears the manual or facsimile signature of a Regional Sales Manager, or equivalent position, or any officer of the Company and a fully executed copy is delivered personally or by mail to the Dealer at its principal place of business.  No one except those persons identified in the preceding sentence is authorized on behalf of the Company to make any other agreement relating to the subject matter of this Agreement or to modify any provision of this Agreement or to terminate this Agreement, and then only by a written instrument.

33.          SUPERSESSION AND ENTIRE AGREEMENT

This Agreement terminates and supersedes all other agreements between the Dealer and the Company for the sale and service of PRODUCTS.  This Agreement contains the entire agreement and constitutes the sole and exclusive agreement between the parties with respect to its subject matter.

Each party acknowledges that, except as expressly stated in this Agreement, no representation, understanding, course of conduct, custom or practice in the trade, or presumption of law or fact has been made or relied upon that has induced the execution of this Agreement, or would in any way modify any of its provisions with respect to the effectiveness, duration, expiration or termination or this Agreement or the sales or profit expectancy of Dealer.

Dealer understands that this Agreement has a limited duration and has decided to become a dealer in PRODUCTS and to make the investments necessary to become a dealer solely in reliance on its own investigation, appraisal and projection of present and future conditions and expectations and not in reliance on any statements made or documents exhibited to Dealer by the Company or any affiliated company or predecessor.

Dealer has read this Agreement and understands it and has had adequate opportunity to consult with legal counsel of Dealer’s own choosing regarding the content and meaning of this Agreement.  Dealer voluntarily has entered into this Agreement and acknowledges that each provision of this Agreement is reasonable, fair and equitable.

/s/ DM (DEALER INITIALS)

34.          NO IMPLIED WAIVER

The waiver by either party or the failure by either party to claim a breach of any provision of this Agreement shall not constitute a waiver of any subsequent breach or affect in any way the effectiveness of that provision.

35.          NOTICE, APPROVAL AND CONSENT

Any notice, approval or consent required or allowed under this Agreement shall be given in writing and, without prejudice to other forms of actual service, shall be considered as served upon being mailed in a properly sealed envelope with first class or certified or registered postage prepaid.  Notices to the Company shall be addressed to the Regional Sales Manager for Dealer’s assigned region and shall be delivered or mailed to New Holland North America, Inc., 500 Diller Avenue, PO Box 1895, New Holland, PA 17557.  Notifies to Dealer shall be delivered or mailed to any person designated in Schedule A (II) or to Dealer at the PRINCIPAL DEALER LOCATION.

36.          GOVERNING LAW

This Agreement shall be governed by and interpreted in accordance with the laws of the state in which the PRINCIPAL DEALER LOCATION is situated, without regard to such state’s choice of law rules or principles.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date written below.

NEW HOLLAND NORTH AMERICA, INC.		DEALER
MEYER EQUIPMENT INC
(Dealership Name)

By:		By:	/s/ David J. Meyer

Title:	Regional Sales Manager	Title:	President

Date:		Date:	11-30-99

New Holland North America, Inc.

CNH AMERICA LLC

AMENDMENT TO DEALER AGREEMENT

Region:  Northwest

This is an amendment to the CNH America LLC Dealer Agreement dated:  January 1, 2000 and amended on April 14, 2003, (the “Agreement”) between CNH America LLC a Delaware Limited Liability Corporation and Titan Machinery Inc., a Corporation (state whether an individual, partnership or corporation) in North Dakota (if corporation, name state in which incorporated) doing business as Titan Machinery Inc. and with a principal place of business at 6930 Hwy 32 South, Lisbon, ND 58054 (hereinafter called “Dealer”).

In consideration of the mutual promises of the parties hereinafter set forth, it is agreed by the parties that the Agreement be amended as follows:

☐	Amend Schedule B to add the identified products to those products which were previously approved. New Schedule B showing all approved products is attached, reflecting the addition of:

☐	Amend Schedule B to eliminate the identified products from those products which were previously approved. New Schedule B showing all approved products is attached, reflecting the elimination of:

☐

Amend Schedule C to reflect the change in the primary market of responsibility (PMR) resulting from the addition or elimination of those products identified above. This amended Schedule C also reflects the primary market of responsibility (PMR) already designated for previously approved products under the Dealer Agreement.

☒	Amend Schedule C to reflect the addition of the branch location at Aberdeen, SD 57401. A new Schedule C is attached reflecting this change.

☐

This Agreement has been entered into by CNH America LLC in reliance upon the dealer’s representation and agreement that the individual(s) listed on the Notice of Ownership and/or Management Change form dated:          , photocopy of which is attached, are the true owners of the dealership. The manager listed will operate the dealership and is fully empowered to conduct business with CNH America LLC on an ongoing basis as required. Amendment to Schedule A to reflect the individual(s) named in the Notice of Ownership and/or Management Change form is attached.

☐

To the extent not inconsistent herewith, the Agreement shall remain in full force and effect.  IN WITNESS WHEREOF, the parties have executed this Amendment as of the 10th day of May, 2005.

Titan Machinery Inc.
(Dealer Trade Name)

/s/ David J. Meyer
(Authorized Dealer Signature)

Chairman of the Board
(Title)

NOTE:  IF DEALER IS CORPORATION, ATTACH CERTIFIED COPY OF CORPORATE MINUTES AUTHORIZING EXECUTION.

CNH AMERICA LLC

5-10-2005
Regional Sales Director	Date

DEALER AGREEMENT - SCHEDULE C

DEALER PRINCIPAL LOCATION, INDUSTRY POTENTIAL AND PMR

Dealer Trade Name:	TITAN MACHINERY, INC.

Dealer Address:	6930 HIGHWAY 32 SOUTH, LISBON, ND 58054
(Physical Address)	(Street Address, City, State, Zip Code)

The PRIMARY MARKET OF RESPONSIBILITY (PMR) shall mean the total industry volume (as reported by the Equipment Manufacturers Institute) of all products, including competitive products, RETAILED within the geographic area designated in Schedule C for which the Dealer has sales and service responsibility for PRODUCTS.  The PMR is the volume of a PRODUCT LINE sold within a geographic area, not the area itself.  The Dealer’s PMR may vary by PRODUCT or PRODUCT LINE.  The Dealer’s PMR is NON-EXCLUSIVE and will be the base against which the Dealer’s sales performance is measured.

The following chart(s) identifies that portion (%) of the industry unit sales potential within the PMR that the Dealer is expected to participate in by PRODUCT LINE.  The portion of industry unit sales potential just described will be reviewed periodically by the COMPANY and the Dealer will be advised of any changes.

EXAMPLE:  If a Dealer is assigned 50% of the industry sales volume in a county in which 100 units of a given PRODUCT LINE is sold, then the Dealer’s PMR for that PRODUCT LINE is 50% of the 100 units or 50 units.  So, if this Dealer sold 10 units of this PRODUCT LINE in this county, the Dealer’s market share would be 20%.

PRODUCT LINES AND % COUNTY ASSIGNMENT

COUNTY	ST	COMPACTS & CONS. PROD	MID-RANGE TRACTORS	HAY & PT FORAGE	SSL	INDUSTRIAL TRACTORS
BARNES	ND	100	100	100	90	0
CASS	ND	100	100	100	0	0
DICKEY	ND	0	0	0	0	0
FOSTER	ND	50	50	50	40	0
GRIGGS	ND	50	50	50	40	0
KIDDER	ND	50	50	50	40	0
LAMOURE	ND	50	50	50	40	0
RANSOM	ND	100	100	100	90	0
SARGENT	ND	100	100	100	90	0
STUTSMAN	ND	100	100	100	90	0
BROWN	SD	50	50	50	45	0
DAY	SD	25	25	25	25	0
EDMUNDS	SD	50	50	50	45	0
FAULK	SD	50	50	50	45	0

5/18/05
Regional Sales Director	Date

COUNTY	ST	HIGH HP TRACTORS	4WD TRACTORS	COMBINES	SELF-PROP. FORAGE	SELF-PROP. SPRAYERS	CROP PRODUCTION PRODUCTS
BARNES	ND	100	100	100	0	0	100
CASS	ND	100	100	100	0	0	100
DICKEY	ND	0	0	50	0	0	50
FOSTER	ND	50	50	50	0	0	50
GRIGGS	ND	50	50	50	0	0	50
KIDDER	ND	50	50	50	0	0	50
LAMOURE	ND	50	50	50	0	0	50
RANSOM	ND	100	100	100	0	0	100
SARGENT	ND	100	100	100	0	0	100
STUTSMAN	ND	100	100	100	0	0	100
BROWN	SD	50	50	50	0	0	50
DAY	SD	25	25	25	0	0	25
EDMUNDS	SD	50	50	50	0	0	50
FAULK	SD	50	50	50	0	0	50

BRANCH LOCATION(S) OF DEALER

1100 HIGHWAY 13 EAST
(Street Address)
LAMOURE	ND	58458-00096
(City)	(State)	(Zip Code)

1620 8TH AVENUE SW
(Street Address)
JAMESTOWN	ND	58401-0469
(City)	(State)	(Zip Code)

2000 E. MAIN
(Street Address)
WEST FARGO	ND	58078
(City)	(State)	(Zip Code)

4411 East Highway 12
(Street Address)
Aberdeen	SD	57401
(City)	(State)	(Zip Code)

(City)	(State)	(Zip Code)

5/9/05
Regional Sales Director	Date

DEALER SECURITY AGREEMENT

DEALER SECURITY AGREEMENT

THE undersigned CNH AMERICA LLC, a Delaware corporation having offices at New Holland, Pennsylvania, (hereinafter called Company) as secured party and the undersigned Dealer (hereinafter called Dealer) as debtor, intending to be legally bound, hereby agree as follows:

1.                                       It is anticipated that Company in its continuing sole discretion, from time to time may sell its goods on credit to Dealer.  Dealer agrees to pay Company for such goods in the manner at the times prescribed in the Terms of Sale in effect at the time of sale.

2.                                       In order to induce Company to make such sales, Dealer hereby grants to Company a security interest under the Uniform Commercial Code in the collateral described in Paragraph 3 below to secure all present and future obligations and liabilities of Dealer to Company, including but not limited to contingent liabilities and future advances made for taxes, levies and repairs to or maintenance of the collateral (all of which obligations and liabilities together are herein called the “indebtedness”).

3.                                       The word collateral, as used in this Agreement, shall mean:  (a) Dealer’s entire inventory now owned or hereafter acquired by Dealer from Secured Party of repair parts for new and used agricultural equipment, industrial equipment, other machinery and equipment (b) supplies, twine and wire; and (c) all proceeds thereof.

4.                                       Dealer represents and warrants that:  (a) at the time Company’s security interest attaches with respect to any collateral, the Dealer shall be the owner of said collateral with good right to sell, transfer, assign or pledge the same, free from any lien, security interest, encumbrances or other right, title or interest, other than that of Company; and (b) all of Dealer’s places of business are at the locations(s) identified on the last page of this document.  The Dealer shall advise Company in writing prior to the discontinuance of or the establishment of any place of business or the change of location of any place or places of business of Dealer.  If Dealer is a corporation, Dealer also represents and warrants that it is duly organized and existing under the laws of its state of incorporation’s, is duly qualified and in good standing in every other jurisdiction where the conduct of its business requires such qualification, and the execution, delivery and performance hereof are within its corporate powers, have been duly authorized and do not violate any law or the terms of the Dealer’s certificate of incorporation, by-laws or any indenture or agreement to which it is a party.

5.                                       The security interest in each item of the collateral secures the entire indebtedness of the Dealer to Company from time to time outstanding, and all of the collateral shall remain security for the unpaid balance of such indebtedness regardless of individual times of payment as to portions thereof, and such security interest shall continue in any unsold items even though the Dealer may have paid the purchase price of any such item or items.

6.                                       When and to the extent requested by Company at any time, Dealer shall, promptly upon receipt, deliver to Company (or to a bank designated by Company for deposit in an account controlled by Company) all cash proceeds, consisting of money, checks and the like, in the exact form in which they are received, and to evidence Company’s rights hereunder, assign or endorse such proceeds to Company.  Company shall have the right to collect or otherwise deal with proceeds at any time.  Company, in its discretion, may apply such cash proceeds to the payment of any indebtedness of Dealer to Company (whether or not the same shall then be due) or may release such cash proceeds to Dealer for use in the operation of Dealer’s business.

7.                                       When requested by Company, Dealer shall execute in favor of Company or its assignee, a note or notes or other instrument or instruments, in form satisfactory to Company, evidencing all indebtedness due from Dealer to Company or its assignee or the title or security interest of Company or its assignee in the collateral.

8.                                       The Dealer shall keep accurate books and records of account in accordance with recognized accounting practices.  Within 90 days after the end of the Dealer’s fiscal year, and at such other times as Company may request, the Dealer shall furnish Company with full and complete financial and operating statements in the form satisfactory to Company and containing such information as Company may require.  The Dealer shall also finish Company at any time upon request, full information regarding collateral on hand, collateral sold and any contracts or agreements affecting such collateral.  The Dealer shall also furnish Company promptly, without request, true and complete copies of all settlement sheets, or like documents, in all transactions involving goods received in trade for collateral and such settlement sheets shall adequately describe such trade-ins by make, model, type and serial numbers.  Company shall have the right at any reasonable time or times during the Dealer’s regular hours to audit Dealer’s financial books and records and to inspect and take inventory of the collateral.

9.                                       Dealer shall give Company written notice by certified mail, return receipt requested, (addressed to CNH America LLC, at P. 0.  Box 1895, New Holland, PA 17557-0903 ) setting forth all items of debit or credit disputed by Dealer.  Such notice shall be mailed within 60 days after the date of each monthly Statement of Account sent by Company to Dealer.  Dealer agrees that the Statement is correct and binding unless the Dealer has mailed the required notice.

10.           The Dealer shall:

(a)                                  take good care of all collateral and provide adequate storage facilities to protect the collateral;

(b)                                 keep the collateral free from all other liens, encumbrances, security interests, charges and claims whether contractual or imposed by operation of law, and shall not remove the collateral from Dealer’s places of business, except in ordinary course of Dealer’s retail business, without the prior written consent of Company;

(c)                                  notify Company of any levy or attachment on the whole or any part of the collateral as promptly as possible on the day the levy or attachment is made, and the Dealer shall cause the levy or attachment to be dissolved within three (3) days of any request by Company to do so;

(d)                                 insure and keep insured all items of inventory collateral consisting of goods which have been paid for in full, but not resold, from loss or destruction by fee, windstorm and such other perils stipulated by Company in an amount not less than the full insurable value thereof, with appropriate endorsement to secure Company, the Dealer and any assignee of Company as their interest shall appear; and

(e)                                  pay when due all taxes, license fees and charges of any kind whatsoever that may be assessed or charged on or against any of the collateral, or the sale or use thereof, at any time on or after the date of the delivery of collateral to the Dealer.

If the Dealer allows any lien or encumbrance to attach to the collateral, or fails to insure or pay such taxes, license fees, and charges, Company, without obligation to do so, may discharge such lien or encumbrance, obtain such insurance, and pay such taxes, license fees and charges, and the Dealer shall reimburse Company promptly for all money so paid out together with interest at the highest contract rate or ten percent (10%) per annum, whichever is lower.  The amounts so paid by Company shall be deemed conclusive as to the amounts properly payable, and such amounts shall be secured hereunder.

11.                                 The occurrence of any of the following shall, at the option of Company and without notice or demand, constitute an event of default by the Dealer hereunder

(a)                                  failure of Dealer to pay promptly when due any present or future indebtedness owing to Company by Dealer,

(b)                                 failure of the Dealer to observe or perform any obligation of the Dealer hereunder or any obligation of the Dealer under any other present or future agreement between the Dealer and Company,

(c)                                  Company’s learning that any representation or warranty of Dealer or information furnished Company by Dealer now or in the future is false or misleading,

(d)                                 any assignment by the Dealer for the benefit of creditors,

(e)                                  the Dealer ceases to do business,

(f)                                    Company’s believing in good faith that the prospect of payment of any indebtedness secured hereby is impaired, or,

(g)                                 the commencement by or against the Dealer of any proceeding relating to the bankruptcy, insolvency or reorganization of the Dealer or relating to the arrangement or adjustment of obligations of the Dealer.

12.                                 If any event of default hereunder occurs, Company, without notice or demand, may declare immediately due and payable all indebtedness secured hereby, may immediately declare this agreement terminated, take immediate possession of the collateral by any method permitted by law and exercise any one or more other rights and remedies Company may have at law or in equity, including but not limited to rights and remedies of a secured party under the Uniform Commercial Code.  The Dealer shall pay to the extent permitted by law all expenses of protecting and enforcing Company’s rights, including court costs and reasonable attorney’s fees.

13.                                 The rights of Company hereunder are cumulative and the exercise of any one right is not an election or waiver of the power to exercise any other right.  Waiver of any default hereunder is not a waiver of any prior or subsequent default.  Action against a guarantor, if any, is not an election or waiver of the right to proceed against the Dealer.

14.                                 This agreement is not assignable by Dealer.  However, all the rights and privileges of Company under this agreement shall inure to the benefit of its successors and assigns.  All words used herein shall be construed to be of such gender or number as the circumstances require.

15.                                 This agreement may be terminated by either party giving the other thirty (30) days’ written notice of intention to terminate, mailed by certified or registered mail, return receipt requested, as follows:  to the Dealer at any of the addresses shown, below, and to CNH America LLC, P. 0.  Box 1895, New Holland, PA 17557-0903 serving the dealer’s account; but no such termination shall in any way affect the rights and liabilities of the parties hereunder accrued or incurred prior to the date named in such notice.

16.                                 If this agreement is made in Colorado, Delaware, Illinois, Maryland or Pennsylvania, the Dealer hereby irrevocably authorizes an attorney-at-law, at any time after any part of the indebtedness is due, whether by acceleration or otherwise, to appear for the Dealer as of any term and confess judgment without process against the Dealer for the entire indebtedness, to waive all errors and rights to review such judgment, and to consent to immediate execution on such judgment, hereby waiving the benefit of any and all stay or exemption laws.

PRINCIPAL LOCATION(PHYSICAL LOCATION) OF PROSPECTIVE DEALERSHIP

6930 Highway 32 South
(Complete street address)

Lisbon	ND	58054
(City)	(State)	(Zip Code)

OTHER LOCATION (PHYSICAL LOCATION) OF BUSINESS OF PROSPECTIVE DEALER

1100 Highway 13 East

1620 8th Avenue SW

2000 East Main

4411 East Highway 12

(Complete street address)

Lamoure	ND	58458-00096

Jamestown	ND	58401-0469
West Fargo	ND	58078
Aberdeen	SD	57401
(City)	(State)	(Zip Code)

Type of Entity: Corporation	By:	Titan Machinery Inc.
(Dealer Trade Name)

/s/ David J. Meyer
(Authorized Signature)

		Chairman	5/10/05
		(Title)	(Date)

Signature(s) of other partner(s);

ACCEPTED:  CNH AMERICA LLC

05/19/05
Regional Sales Director	Date

DEALER AGREEMENT - SCHEDULE C

DEALER PRINCIPAL LOCATION, INDUSTRY POTENTIAL AND PMR

Dealer Trade Name:	TITAN MACHINERY, INC.

Dealer Address:	6930 HIGHWAY 32 SOUTH, LISBON, ND 58054
(Physical Address)	(Street Address, City, State, Zip Code)

The PRIMARY MARKET OF RESPONSIBILITY (PMR) shall mean the total industry volume (as reported by the Equipment Manufacturers institute) of all products, including competitive products, RETAILED within the geographic area designated in Schedule C for which the Dealer has sales and service responsibility for PRODUCTS.  The PMR is the volume of a PRODUCT LINE sold within a geographic area, not the area itself.  The Dealer’s PMR may vary by PRODUCT or PRODUCT LINE.  The Dealer’s PMR is NONEXCLUSIVE and will be the base against which the Dealer’s sales performance is measured.

The following chart(s) identifies that portion (%) of the industry unit sales potential within the PMR that the Dealer is expected to participate in by PRODUCT LINE.  The portion of industry unit sales potential just described will be reviewed periodically by the COMPANY and the Dealer will be advised of any changes.

EXAMPLE:  If a Dealer is assigned 50% of the industry sales volume in a county in which 100 units of a given PRODUCT LINE is sold, then the Dealer’s PMR for that PRODUCT LINE is 50% of the 100 units or 50 units.  So, if this Dealer sold 10 units of this PRODUCT LINE in this county, the Dealer’s market share would be 20%.

PRODUCT LINES AND % COUNTY ASSIGNMENT

COUNTY	ST	COMPACTS & CONS. PROD	MID-RANGE TRACTORS	HAY & PT FORAGE	SSL	INDUSTRIAL TRACTORS
BARNES	ND	100	100	100	90	0
CASS	ND	100	100	100	0	0
DICKEY	ND	0	0	0	0	0
FOSTER	ND	50	50	50	40	0
GRIGGS	ND	50	50	50	40	0
KIDDER	ND	50	50	50	40	0
LAMOURE	ND	50	50	50	40	0
RANSOM	ND	100	100	100	90	0
SARGENT	ND	100	100	100	90	0
STUTSMAN	ND	100	100	100	90	0
BROWN	SD	100	100	100	90	0
DAY	SD	25	25	25	25	0
EDMUNDS	SD	50	50	50	45	0
FAULK	SD	50	50	50	45	0
MARSHALL	SD	100	100	100	90	0

12-20-2005
Regional Sales Director	Date

COUNTY	ST	HIGH HP TRACTORS	4WD TRACTORS	COMBINES	SELF-PROP. FORAGE	SELF-PROP. SPRAYERS	CROP PRODUCTION PRODUCTS
BARNES	ND	100	100	100	0	0	100
CASS	ND	100	100	100	0	0	100
DICKEY	ND	0	0	50	0	0	50
FOSTER	ND	50	50	50	0	0	50
GRIGGS	ND	50	50	50	0	0	50
KIDDER	ND	50	50	50	0	0	50
LAMOURE	ND	50	50	50	0	0	50
RANSOM	ND	100	100	100	0	0	100
SARGENT	ND	100	100	100	0	0	100
STUTSMAN	ND	100	100	100	0	0	100
BROWN	SD	100	100	100	0	0	100
DAY	SD	25	25	25	0	0	25
EDMUNDS	SD	50	50	50	0	0	50
FAULK	SD	50	50	50	0	0	50
MARSHALL	SD	100	100	100	0	0	100

BRANCH LOCATION(S) OF DEALER

1100 HIGHWAY 13 EAST
(Street Address)
LAMOURE	ND	58458-00096
(City)	(State)	(Zip Code)

1620 8TH AVENUE SW
(Street Address)
JAMESTOWN	ND	58401-0469
(City)	(State)	(Zip Code)

2000 E. MAIN
(Street Address)
WEST FARGO	ND	58078
(City)	(State)	(Zip Code)

4411 East Highway 12
(Street Address)
Aberdeen	SD	57401
(City)	(State)	(Zip Code)

12-20-2005
Regional Sales Director	Date

AMENDMENT TO DEALER AGREEMENT

Region:  Northwest

This is an amendment to the CNH America LLC Dealer Agreement dated:  January 1, 2000 and amended on May 16, 2005, (the “Agreement”) between CNN America LLC a Delaware Limited Liability Corporation and Titan Machinery, inc., a Corporation (state whether an individual, partnership or corporation) in North Dakota (if corporation, name state in which incorporated) doing business as Titan Machinery, inc.  and with a principal place of business at 6930 Hwy 32 South, Lisbon, ND 58054 (hereinafter called “Dealer”).

In consideration of the mutual promises of the parties hereinafter set forth, it is agreed by the parties that the Agreement be amended as follows:

☐	Amend Schedule B to add the identified products to those products which were previously approved. New Schedule B showing all approved products is attached, reflecting the addition of:

☐	Amend Schedule B to eliminate the identified products from those products which were previously approved. New Schedule B showing all approved products is attached, reflecting the elimination of:

☒

Amend Schedule C to reflect the change in the primary market of responsibility (PMR) resulting from the addition or elimination of those products identified above.  This amended Schedule C also reflects the primary market of responsibility (PMR) already designated for previously approved products under the Dealer Agreement.

☐	Amend Schedule C to reflect the elimination of the branch location at LaMoure, West Fargo, Jamestown, & Aberdeen. A new Schedule C is attached reflecting this change.

☐

This Agreement has been entered into by CNH America LLC in reliance upon the dealer’s representation and agreement that the individual(s) listed on the Notice of Ownership and/or Management Change form dated                  , photocopy of which is attached, are the true owners of the dealership.  The manager listed will hereto the dealership and is fully empowered to conduct business with CNH America LLC on an ongoing basis as required.  Amendment to Schedule A to reflect the individual(s) named in the Notice of Ownership and/or Management Change form is attached.

To the extent not inconsistent herewith, the Agreement shall remain in full force and effect.  IN WITNESS WHEREOF, the parties have executed this Amendment as of the 1st day of April, 2006.

Titan Machinery, Inc.
(Dealer Trade Name)

/s/ David J. Meyer
(Authorized Dealer Signature)

CEO-Chief Executive Officer
(Title)

NOTE:  IF DEALER IS CORPORATION, ATTACH CERTIFIED COPY OF CORPORATE MINUTES AUTHORIZING EXECUTION.

CNH AMERICA LLC

April 1, 2006
Regional Sales Director	Date

DEALER AGREEMENT - SCHEDULE C

DEALER PRINCIPAL LOCATION, INDUSTRY POTENTIAL AND PMR

Dealer Trade Name:	TITAN MACHINERY, INC.

Dealer Address:	6930 HIGHWAY 32 SOUTH, LISBON, ND 58054
(Physical Address)	(Street Address, City, State, Zip Code)

The PRIMARY MARKET OF RESPONSIBILITY (PMR) shall mean the total industry volume (as reported by the Equipment Manufacturers institute) of all products, including competitive products, RETAILED within the geographic area designated in Schedule C for which the Dealer has sales and service responsibility for PRODUCTS.  The PMR is the volume of a PRODUCT LINE sold within a geographic area, not the area itself.  The Dealer’s PMR may vary by PRODUCT or PRODUCT LINE.  The Dealer’s PMR is NONEXCLUSIVE and will be the base against which the Dealer’s sales performance is measured.

The following chart(s) identifies that portion (%) of the industry unit sales potential within the PMR that the Dealer is expected to participate in by PRODUCT LINE.  The portion of industry unit sales potential just described will be reviewed periodically by the COMPANY and the Dealer will be advised of any changes.

EXAMPLE:  If a Dealer is assigned 50% of the industry sales volume in a county in which 100 units of a given PRODUCT LINE is sold, then the Dealer’s PMR for that PRODUCT LINE is 50% of the 100 units or 50 units.  So, if this Dealer sold 10 units of this PRODUCT LINE in this county, the Dealer’s market share would be 20%.

PRODUCT LINES AND % COUNTY ASSIGNMENT

COUNTY	ST	COMPACTS & CONS. PROD	MID-RANGE TRACTORS	HAY & PT FORAGE	SSL	INDUSTRIAL TRACTORS
BARNES	ND	50	50	50	45	0
RANSOM	ND	100	100	100	90	0
SARGENT	ND	100	100	100	90	0

April 1, 2006
Regional Sales Director	Date

COUNTY	ST	HIGH HP TRACTORS	4WD TRACTORS	COMBINES	SELF-PROP. FORAGE	SELF-PROP. SPRAYERS	CROP PRODUCTION PRODUCTS
BARNES	ND	50	50	50	0	0	50
RANSOM	ND	100	100	100	0	0	100
SARGENT	ND	100	100	100	0	0	100

BRANCH LOCATION(S) OF DEALER

(Street Address)

(City)	(State)	(Zip Code)

(Street Address)

(City)	(State)	(Zip Code)

(Street Address)

(City)	(State)	(Zip Code)

(Street Address)

(City)	(State)	(Zip Code)

(Street Address)

(City)	(State)	(Zip Code)

April 1, 2006
Regional Sales Director	Date

AMENDMENT TO DEALER AGREEMENT

This is an amendment to the CNH America LLC Dealer Agreement for New Holland brand Agricultural Products dated January 1, 2000 (and amended on April 1, 2006) (the “Agreement”) between CNH America LLC, a Delaware Limited Liability Corporation (“Company”), and Titan Machinery inc., a (an) Corporation (individual, partnership or (name of state) corporation) North Dakota (doing business as Titan Machinery inc.) with a principal place of business at 6930 Hwy.  32 South, Lisbon, ND 58054 (“Dealer).

Whereas, the Company has a program whereby Dealer’s can receive and take delivery of EQUIPMENT directly from a third-party logistics provider located near Company plant facilities (the ‘Will Call Provider) or directly from a Company facility (the “Will Call Program”); and

Whereas, Dealer desires to participate in the Will Call Program; and

Whereas, Company agrees to permit Dealer to participate in the Will Call Program, upon its execution of this Amendment;

Therefore, in consideration of the above and the mutual promises of the parties hereinafter set forth, it is agreed by the parties that the Agreement be amended as follows:

1.             Paragraph 9 (f) shall be amended so that it now states:

Title.  Title to each PRODUCT purchased by Dealer shall pass to Dealer or to the financial institution designated by Dealer upon delivery of the PRODUCT to a carrier or Dealer, except for PRODUCT transferred to a Will Call Provider and designated for pick-up under the Will Call Program, in which case, title shall pass to Dealer or to the financial institution designated by Dealer upon delivery of the PRODUCT to the Will Call Provider.

2.             Paragraph 9 (g) shall be amended so that it now states:

Risk of Loss and Claims.  Except for EQUIPMENT received by the Dealer under the Will Call Program, all risk of loss and damage to any PRODUCT purchased by Dealer from the Company that is not borne by the carrier while the PRODUCT is in the possession of the carrier shall be the responsibility of the Company, provided upon delivery Dealer promptly and properly inspects and records any loss of or damage to the PRODUCT.  For EQUIPMENT received by Dealer under the Will Call Program, risk of loss will be assumed by Dealer upon the EQUIPMENT being delivered by the Company to the Will Call Provider, or if there is no Will Call Provider, the Dealer will assume the risk of loss when Dealer or Dealer’s designated carrier receives EQUIPMENT.  In accordance with the MANUAL, Dealer shall cooperate with the Company in processing all claims for loss or damage to PRODUCTS.  Dealer shall bear all risk of loss or deterioration of, or damage to, PRODUCTS from the time delivery is tendered to Dealer.  Dealer shall promptly notify the Company if any new and unused EQUIPMENT is substantially damaged while in Dealer’s possession.  To preserve the quality and value of new EQUIPMENT offered to the public, the Company shall have the option to repair or replace any such EQUIPMENT.  Dealer shall assign to the Company Dealer’s rights under any insurance contract related to such EQUIPMENT repaired or replaced by the Company; however, the total cost to repair or replace such EQUIPMENT shall be the sole responsibility of Dealer.

In witness whereof, the parties have executed this Amendment as of the 14th day of December, 2006.

Titan Machinery Inc.
(Dealer Trade Name)

/s/ David J. Meyer
(Authorized Dealer Signature)

CEO
(Title)

NOTE:  IF DEALER IS CORPORATION, ATTACH CERTIFIED COPY OF CORPORATE MINUTES AUTHORIZING EXECUTION.

CNH AMERICA LLC

December 20, 2006
Regional Sales Director	Date